UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 23, 2015

LUBY'S, INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-8308	74-1335253
(Commission File Number)	(I.R.S. Employer Identification No.)

13111 Northwest Freeway, Suite 600
Houston, Texas	77040
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 329-6800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Grants of Incentive Stock Options and Restricted Stock Units for Executive Officers

On January 23, 2015, pursuant to the Luby’s Incentive Stock Plan, the Board of Directors (the "Board") of Luby’s, Inc. (the "Company") approved grants of options to purchase the Company’s common stock for the following executive officers: Christopher J. Pappas, the Company’s Chief Executive Officer (122,951 options), Peter Tropoli, the Company’s Chief Operating Officer (109,290 options) and K. Scott Gray, the Company’s Senior Vice President and Chief Financial Officer (95,628 options). The exercise price of the stock options is the closing market price on the date of the grant, $4.49, and the options vest over three years: 50% on the first anniversary of the grant date, 25% on the second anniversary of the grant date, and 25% on the third anniversary of the grant date. Vested options must be exercised within 10 years of grant.

The Board also approved grants of the Company’s common stock in the form of restricted stock units to Mr. Pappas and Mr. Tropoli. Mr. Pappas and Mr. Tropoli each received 7,500 shares of restricted stock units. The restricted stock units fully vest and become unrestricted on January 23, 2018. The restricted stock is valued at the closing price of the Company’s Common Stock of $4.49 per share on January 23, 2015.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information contained in Item 1.01 above is incorporated by reference into this Item 5.02.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the annual meeting of the shareholders of the Company held on January 23, 2015, the matters voted upon and the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to such matters, were as stated below.

The following nominees for directors were elected to serve one-year terms expiring at the 2016 annual meeting of shareholders:

Nominee	For	Against	Abstentions	Broker Non-votes
Judith Craven, M.D., M.P.H.	16,674,729	925,419	8,548	8,905,084
Arthur Emerson	16,751,679	847,779	9,238	8,905,084
Jill Griffin	16,811,812	783,199	13,685	8,905,084
J.S.B. Jenkins	16,704,074	895,628	8,994	8,905,084
Frank Markantonis	16,712,326	886,382	9,988	8,905,084
Joe McKinney	16,885,688	714,428	8,580	8,905,084
Gasper Mir, III	16,764,191	835,550	8,955	8,905,084
Christopher J. Pappas	16,746,767	855,757	6,172	8,905,084
Harris J. Pappas	16,734,888	866,687	7,121	8,905,084
Peter Tropoli	16,804,657	796,332	7,707	8,905,084

The appointment of Grant Thornton LLP as independent public accounting firm for the Company for the 2015 fiscal year was ratified:

For	Against	Abstentions	Broker Non-votes
25,594,950	394,251	524,579	—

The advisory vote on the compensation of the Company’s named Executive Officers was approved:

For	Against	Abstentions	Broker Non-votes
16,856,537	673,445	78,714	8,905,084

Item 9.01.	Financial Statements and Exhibits.

Exhibit 10.1	Form of Incentive Stock Option Award Agreement

Exhibit 10.2	Form of Restricted Stock Unit Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 27, 2015		LUBY'S, INC.

	By:	/s/ Christopher J. Pappas
Christopher J. Pappas
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.1	Form of Incentive Stock Option Award Agreement

Exhibit 10.2	Form of Restricted Stock Unit Agreement